Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE AND FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Stephanie M. Risk-McElroy, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of George Risk Industries, Inc. on Form 10-Q dated October 31, 2025 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of George Risk Industries, Inc.

Date: December 15, 2025	By:	/s/ Stephanie M. Risk-McElroy
Stephanie M. Risk-McElroy
President and Chief Executive and Financial Officer